                                                                 Exhibit 10.10

                                        LEASE

                                         FOR

                         OREGON GRADUATE CENTER SCIENCE PARK

                                    BY AND BETWEEN

                              BIRTCHER PROPERTIES, INC.
                                     MANAGER FOR
                                   AMBERJACK, LTD.
                                       Landlord

                                         and

                          (CLAREMONT CONSULTING GROUP, INC.)
                                        Tenant










Lease Agreement - Claremont Consulting Group

                         OREGON GRADUATE CENTER SCIENCE PARK

                                 STANDARD LEASE FORM

                                  TABLE OF CONTENTS

LEASE             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
SECTION 1        PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . .1
  1.1            Grant of Premises. . . . . . . . . . . . . . . . . . . . . .1
  1.2            Office Building. . . . . . . . . . . . . . . . . . . . . . .1
  1.3            Rentable Area. . . . . . . . . . . . . . . . . . . . . . . .1
  1.4            Acceptance of Premises . . . . . . . . . . . . . . . . . . .1
SECTION 2        TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
  2.1            Basic Term . . . . . . . . . . . . . . . . . . . . . . . . .2
  2.2            Early Possession . . . . . . . . . . . . . . . . . . . . . .2
SECTION 3        USE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
  3.1            Permitted Use. . . . . . . . . . . . . . . . . . . . . . . .2
  3.2            Compliance With Laws . . . . . . . . . . . . . . . . . . . .2
  3.3            Insurance Cancellation . . . . . . . . . . . . . . . . . . .3
  3.4            Landlord's Rules and Regulations . . . . . . . . . . . . . .3
  3.5            Hazardous Substances . . . . . . . . . . . . . . . . . . . .3
SECTION 4        RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
  4.1            Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
  4.2            Base Rent. . . . . . . . . . . . . . . . . . . . . . . . . .4
  4.3            Security Deposit . . . . . . . . . . . . . . . . . . . . . .4
  4.4            Additional Rent. . . . . . . . . . . . . . . . . . . . . . .4
  4.5            Definition of Operating Expenses . . . . . . . . . . . . . .4
SECTION 5        REPAIRS AND MAINTENANCE... . . . . . . . . . . . . . . . . .7
  5.1            Landlord's Responsibilities. . . . . . . . . . . . . . . . .7
  5.2            Tenant's Responsibilities  . . . . . . . . . . . . . . . . .7
  5.3            Reimbursement for Repairs Assumed. . . . . . . . . . . . . .7
  5.4            Duty to Make Repairs . . . . . . . . . . . . . . . . . . . .8
SECTION 6        UTILITIES. . . . . . . . . . . . . . . . . . . . . . . . . .8
SECTION 7        TAXES AND ASSESSMENTS. . . . . . . . . . . . . . . . . . . .8
  7.1            Payment of Proportionate Share . . . . . . . . . . . . . . .8
  7.2            Taxes on Rent. . . . . . . . . . . . . . . . . . . . . . . .8
SECTION 8        ALTERATIONS AND ADDITIONS. . . . . . . . . . . . . . . . . .8
  8.1            Landlord's Consent Required. . . . . . . . . . . . . . . . .8
  8.2            Surrender at End of Term . . . . . . . . . . . . . . . . . .9
  8.3            Payment for Work . . . . . . . . . . . . . . . . . . . . . .9
SECTION 9        INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . .9
  9.1            Liability, Property Damage and Worker's Compensation . . . .9
  9.2            Property Insurance . . . . . . . . . . . . . . . . . . . . .9
  9.3            Waiver of Subrogation. . . . . . . . . . . . . . . . . . . .9
SECTION 10       DAMAGE AND DESTRUCTION.... . . . . . . . . . . . . . . . . .10
  10.1           Partial Damage . . . . . . . . . . . . . . . . . . . . . . .10
  10.2           Destruction. . . . . . . . . . . . . . . . . . . . . . . . .10
  10.3           Rent Abatement . . . . . . . . . . . . . . . . . . . . . . .10
SECTION 11       EMINENT DOMAIN . . . . . . . . . . . . . . . . . . . . . . .10
  11.1           Partial Taking . . . . . . . . . . . . . . . . . . . . . . .10
  11.2           Total Taking . . . . . . . . . . . . . . . . . . . . . . . .11
  11.3           Sale in Lieu of Condemnation.... . . . . . . . . . . . . . .11
SECTION 12       LIENS AND INDEMNIFICATION. . . . . . . . . . . . . . . . . .11
  12.1           Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . .11
  12.2           Indemnification. . . . . . . . . . . . . . . . . . . . . . .11
SECTION 13       QUIET ENJOYMENT. . . . . . . . . . . . . . . . . . . . . . .11
SECTION 14       ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . . . . . .11
  14.1           Landlord's Consent Required. . . . . . . . . . . . . . . . .11
  14.2           No Release of Tenant . . . . . . . . . . . . . . . . . . . .11
  14.3           Right to Terminate . . . . . . . . . . . . . . . . . . . . .12
  14.4           Documentation. . . . . . . . . . . . . . . . . . . . . . . .12
SECTION 15       DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . .12
  15.1           Default in Rent. . . . . . . . . . . . . . . . . . . . . . .12
  15.2           Violation of Section 14. . . . . . . . . . . . . . . . . . .12
  15.3           Default in Other Covenants . . . . . . . . . . . . . . . . .12
  15.4           Bankruptcy, etc  . . . . . . . . . . . . . . . . . . . . . .12
  15.5           Abandonment. . . . . . . . . . . . . . . . . . . . . . . . .13

                                          1

LEASE AGREEMENT - CLAREMONT CONSULTING GROUP

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SECTION 16       REMEDIES ON DEFAULT. . . . . . . . . . . . . . . . . . . . .13
  16.1           Termination. . . . . . . . . . . . . . . . . . . . . . . . .13
  16.2           Reletting. . . . . . . . . . . . . . . . . . . . . . . . . .13
  16.3           Damages. . . . . . . . . . . . . . . . . . . . . . . . . . .13
  16.4           Right to Sue More Than Once. . . . . . . . . . . . . . . . .13
  16.5           Remedies Cumulative. . . . . . . . . . . . . . . . . . . . .13
SECTION 17       DEFAULT BY LANDLORD. . . . . . . . . . . . . . . . . . . . .14
SECTION 18       SUBORDINATION. . . . . . . . . . . . . . . . . . . . . . . .14
SECTION 19       PAYMENT AND PERFORMANCE BOND . . . . . . . . . . . . . . . .14
SECTION 20       SIGNS AND DIRECTORIES. . . . . . . . . . . . . . . . . . . .14
  20.1           Tenant's Signs . . . . . . . . . . . . . . . . . . . . . . .14
  20.2           Directories. . . . . . . . . . . . . . . . . . . . . . . . .15
SECTION 21       SURRENDER AT TERMINATION . . . . . . . . . . . . . . . . . .15
  21.1           Condition of Premises. . . . . . . . . . . . . . . . . . . .15
  21.2           Fixtures . . . . . . . . . . . . . . . . . . . . . . . . . .15
  21.3           Holdover . . . . . . . . . . . . . . . . . . . . . . . . . .15
SECTION 22       NO BROKER. . . . . . . . . . . . . . . . . . . . . . . . . .16
SECTION 23       MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . .16
  23.1           Memorandum of Lease. . . . . . . . . . . . . . . . . . . . .16
  23.2           Estoppel Certificate . . . . . . . . . . . . . . . . . . . .16
  23.3           Landlord's Interests . . . . . . . . . . . . . . . . . . . .16
  23.4           Severability . . . . . . . . . . . . . . . . . . . . . . . .17
  23.5           Headings . . . . . . . . . . . . . . . . . . . . . . . . . .17
  23.6           Incorporation of Prior Agreements: Amendments. . . . . . . .17
  23.7           Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . .17
  23.8           Covenants and Conditions . . . . . . . . . . . . . . . . . .17
  23.9           Merger . . . . . . . . . . . . . . . . . . . . . . . . . . .17
  23.10          Tenant Liability . . . . . . . . . . . . . . . . . . . . . .17
  23.11          Attorney Fees. . . . . . . . . . . . . . . . . . . . . . . .17
  23.12          Notices. . . . . . . . . . . . . . . . . . . . . . . . . . .17
  23.13          Succession . . . . . . . . . . . . . . . . . . . . . . . . .18
  23.14          Landlord's Right to Cure Defaults. . . . . . . . . . . . . .18
  23.15          Entry for Inspection . . . . . . . . . . . . . . . . . . . .18
  23.16          Interest on Rent and Other Charges of Expenditures . . . . .18
  23.17          Proration of Rent. . . . . . . . . . . . . . . . . . . . . .18
  23.18          Amendments to Statutes, etc. . . . . . . . . . . . . . . . .18
  23.19          Governing Law. . . . . . . . . . . . . . . . . . . . . . . .18

EXHIBITS:
  Exhibit A      Legal Description. . . . . . . . . . . . . . . . . . . . . .19
  Exhibit B      Floor Plan . . . . . . . . . . . . . . . . . . . . . . . . .20
  Exhibit C      Tenant Improvements. . . . . . . . . . . . . . . . . . . . .21
  Exhibit D      Estoppel Certificate . . . . . . . . . . . . . . . . . . . .23
  Exhibit E      Certificate of Corporation Resolution. . . . . . . . . . . .26
  Exhibit F      Building Standard Signage. . . . . . . . . . . . . . . . . .27
  Exhibit G      Rules and Regulations. . . . . . . . . . . . . . . . . . . .28
  Exhibit H      Interim Space Agreement. . . . . . . . . . . . . . . . . . .31
  Exhibit I      Right of First Offer to Lease Additional Space . . . . . . .32


                                          ii


  Lease Agreement   Claremont Consulting Group

                                        LEASE


    THIS LEASE is made and entered into the 27th day of November, 1991, by and between BIRTCHER PROPERTIES, a California corporation, as Manager for AMBERJACK, LTD., an Arizona corporation ("hereinafter referred to as "Landlord") and CLAREMONT CONSULTING GROUP, INC., an Oregon Corporation (hereinafter referred to as "Tenant").

    FOR AND IN CONSIDERATION of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

SECTION 1. PREMISES.

    1.1 GRANT OF PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord those certain Premises consisting of approximately 3,976 rentable square feet situated in the County of Washington, City of Hillsboro, State of Oregon, commonly known as Suite 210, 1600 NW Compton Drive, Beaverton, Oregon (hereinafter referred to as the "Leased Premises" or "Premises") and situated upon the real property described as set forth in Exhibit A.

    1.2 OFFICE BUILDING. The Leased Premises, together with and including other property owned by Landlord, comprise a multi-story office building (hereinafter referred to as the "Building"). A general floor plan, showing the size and location of the Leased Premises within the Building, is attached hereto as Exhibit B. Tenant's use and occupancy of the Leased Premises shall include the use, in common with others, of the Common Areas as hereinafter defined, but excepting therefrom and reserving unto Landlord the exterior faces of all exterior walls, the roof and the right to install, use and maintain where necessary in the Leased Premises all pipes, ductwork, conduits and utility lines through hung ceiling space, partitions, beneath the floor or through other parts of the Leased Premises. Landlord reserves the right to effect such other above-referenced tenancies in the building as Landlord may elect in its sole business judgment.

    1.3 RENTABLE AREA. With respect to each floor of the Building, the "Rentable Area" of a floor shall mean the sum of all space on the floor which is or may be occupied by tenants for purposes stated in each tenants lease and those areas of the floor which are necessary to and specifically benefit tenant(s) of that floor, including restrooms, corridors, lobbies, telephone closets, mechanical rooms, electrical rooms, janitorial closets, flues, stacks, pipe shafts and vertical ducts with their enclosing walls.

    1.4 ACCEPTANCE OF PREMISES. Landlord will construct Tenant Improvements in the Premises in accordance with the approved space plan as set forth in Exhibit C. Tenant hereby accepts the Premises as is in their condition existing as of the Commencement Date and subject to all applicable recorded covenants, conditions and restrictions and all applicable zoning, municipal, county, state and federal laws, ordinances and regulations governing and regulating the use of the Premises. Landlord agrees that on the Commencement Date the water, sewage, gas, electrical, mechanical, heating, ventilating and air conditioning systems of the Premises will be in good operating condition. Landlord has not made and does not make any representations as to the suitability of the Premises for the conduct of Tenant's business.




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    SECTION  2.     TERM.

    2.1 BASIC TERM. The term of this Lease shall be for a period of four (4 years, no (0) months (the "Lease Term") commencing on March 1, 1992
(the "Commencement Date"), and terminating on February 29, 1996 (the "Termination Date"), provided, however, if the Premises are not "Ready for Occupancy" as hereinafter defined, on the date the term hereof was to commence, the commencement date and termination date of the Lease shall be adjusted accordingly based. on the date the Premises are Ready for Occupancy. The deferral of Tenant's rental obligation with respect to the Premises shall be in full satisfaction of any and all rights which Tenant might otherwise have as a result of the delayed commencement date of the Lease Term hereof. "Ready for Occupancy" as used herein shall mean the date that Landlord shall have substantially completed the work to be performed by Landlord as set forth in Exhibit C. The certificate of the architect (or other representative of Landlord) in charge of supervision and completion of the Premises or a certificate or other approval evidencing completion of improvements, as required, shall control conclusively the date upon which the Premises are Ready for Occupancy and Tenant's obligation to pay rent begins. If the commencement of the Lease Term is delayed as aforesaid and the commencement date would otherwise occur on other than the first day of the month, such commencement date shall be further delayed until the first day of the following month and Tenant shall pay proportionate rent at the same monthly rate set forth herein (also in advance) for such partial month. In the event the commencement date is delayed, the expiration of the term hereof shall also be delayed so that, the Lease Term will continue for the full period set forth above. As soon as the Lease Term commences, Landlord and Tenant shall execute an agreement to this Lease, which may be required by either party, setting forth the exact date on which the Lease Term commenced and the expiration date of the Lease Term. This Lease shall not be terminable by Tenant, and Tenant shall in no event be entitled to an abatement or reduction of rent except as expressly set forth in
Section 10.3 or Section 11.1. Additionally, Landlord shall not be liable to Tenant for damages in the event Landlord cannot deliver the Premises on the inception of the Lease Term.

    2.2 EARLY POSSESSION. If, prior to commencement of the Lease Term, Tenant uses or occupies the Leased Premises or any part thereof with Landlord's prior written consent, for the purpose of completing alterations to the Leased Premises, Tenant agrees to observe and perform all the provisions of this Lease, except those which require payment of Rent; provided, however, if Tenant commences business in any part of the Leased Premises prior to commencement of the Lease Term, Tenant shall pay Landlord an Occupation Rent for each day prior to commencement of the term, calculated on the basis of the per diem rental and all other sums which would be due to Landlord from Tenant if the term had then commenced, including its percentage share of annual Common Area Expenses.

SECTION 3.   USE.

    3.1 PERMITTED USE. Tenant shall use the Leased Premises solely for office and engineering and shall not permit the Leased Premises to be used for any other purpose.

    3.2   COMPLIANCE WITH LAWS.   Tenant shall, at its sole cost and expense,
promptly comply with all applicable laws, ordinances, rules, regulations, orders and requirements in effect during the Lease Term, or any part of or extension thereof, regulating the use of occupancy of the Leased Premises, including the requirements of any board of fire underwriters or other similar body now or hereafter constituted. Tenant will not use or permit the use of the Leased Premises in any manner which may tend to create waste or a nuisance, nor which may tend to obstruct or interfere with the rights of other tenants of the Building or injure or annoy them.



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    3.3   INSURANCE CANCELLATION.  Tenant shall not do or permit anything to be done on or about the Leased Premises which may, in any way, cause cancellation or increase the existing rate of any insurance policy covering the Building or any of its contents or cause cancellation of any such insurance policy. If any such action shall increase the rate of any such policy, Tenant shall pay such increase, as Additional Rent.

    3.4 LANDLORD'S RULES AND REGULATIONS. Tenant shall observe and comply with the Building rules and regulations which are in effect on the date thereof (a copy of which is attached hereto as Exhibit G) and such reasonable amendments and additions thereto as Landlord may, from time to time, promulgate. Landlord shall not be responsible for the non-performance of said rules and regulations of any other tenants of the Building.

    3.5 HAZARDOUS SUBSTANCES. Without limiting the generality of the obligations of Tenant pursuant to Section 3.1 through 3.4 above, Tenant, at its sole cost and expense, shall comply with all present and future applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to any substance or material on the Premises defined or designated as hazardous or toxic, or other similar term, by any present or future local, state or federal environmental statute, regulation or ordinance.

Upon the request of Landlord, Tenant agrees to deliver to Landlord, from time to time, a narrative explaining the nature and scope of Tenant's activities involving such hazardous or toxic material and evidence satisfactory to Landlord of compliance with all governmental standards. In addition, Tenant shall notify Landlord within five (5) days of any spills, releases, or discharges of such hazardous or toxic substances that occur with respect to the Premises and of any regulatory inquiries and non-routine inspections, and all investigations and potential investigations known to Tenant regarding any aspect of the premises as it relates to such hazardous or toxic substances. Tenant shall not install, bring into operation, operate or decommission an underground storage tank as defined and regulated under 42 USC 6991, et seq., or ORS 466.705 et seq. in the real property described in Exhibit "B" or the Project. In addition, Tenant shall not manufacture, use, process, distribute, store or dispose on, above or beneath the premises, the Building, the real property described in Exhibit "B" or the OGC Science Park any compounds commonly known as polycholorinated biphenyls, including without limitation, any chlorinated biphenyls, polycholorinated biphenyls, terphenyls, higher polyphenyls or mixture of these compounds or similar compounds or mixtures which have been determined or are determined in the future to present a danger to public health or which are, or become, controlled by regulation of any public authority regardless of whether they are contained in a "totally enclosed" manner as defined in the Toxic Substances Control Act, 15 USC 2601, et seq., or the regulations promulgated thereunder, and any amendments to the Act or regulations (all of which are herein called "PCBs"). Tenant agrees to indemnify, defend and hold Landlord and its officers, directors, partners and employees entirely harmless from and against any and all liabilities, losses, demands, actions, expenses or claims, including attorneys' fees and courts costs, incurred directly or indirectly in connection with or arising from any failure of Tenant to perform its obligations under this paragraph. This indemnification and Tenant's obligations to cause the Premises to comply with such governmental standards shall survive the termination of this Lease.

SECTION 4.   RENT.

    4.1 RENT. Tenant shall pay the Base Rent (as defined in 4.2), the Additional Rent (as defined in 4.4) and Taxes (as defined in section 7) and any other costs, expenses, etc. as required by this Lease in accordance with the Terms of this Lease.


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


    4.2 BASE RENT. Without any prior notice, demand, offset or deduction, Tenant shall pay Landlord as rent ("Base Rent") an amount per month calculated by multiplying the number of rentable square feet of the Premises times the monthly Base Rent per rentable square foot determined from the following:

                             Monthly Base Rent   Total Monthly Base
                             Per Rentable        Rent Assuming Rentable
    Months During Term       Square Foot         Square Feet
    __________________       _________________   _______________________

         1-12                     $0.71               $2,822.96
         13-24                    $0.74               $2,942.24
         25-36                    $0.77               $3,061.52
         37-48                    $0.80               $3,180.80


Rent shall be payable without offset on or before the first day of each calendar month in advance at the Landlord's address set forth above or such other place as may be designated by Landlord from time to time, except that Base Rent of $ 1,179.90 * for the 1st month has been paid upon execution of this Lease. In addition, A security deposit has been given as set forth in
Section 4.3.

    4.3 SECURITY DEPOSIT: To secure Tenant's compliance with all of the terms and provisions of this Lease, upon execution of this Lease Tenant has paid Landlord the sum of $ 3,180.80 as a security deposit. The deposit shall be a debt from Landlord to Tenant, refundable within thirty (30) days following expiration of the Term or other termination of this Lease not caused by Tenant's default. Landlord shall have the right to offset against the deposit any sums owing from Tenant to Landlord not paid when due, any damages caused by Tenant's default, the cost of curing any default by Tenant should Landlord elect to do so, and the cost of performing any repair or cleanup that is Tenant's responsibility under this Lease. Offset against the deposit shall not be an exclusive remedy, but may be made by Landlord in its sole and unlimited discretion, in addition to and not exclusive of any right or remedy provided by law of this Lease. Landlord shall give notice to Tenant each time an offset was claimed against the deposit, and, unless the Lease was terminated, Tenant shall within ten (10) calendar days following any such notice deposit with Landlord a sum equal to the amount of the offset so that the total deposit amount, net of offset, shall remain constant throughout the Term. Landlord shall not be required to segregate any security deposit made by Tenant, but may commingle any security deposit with Landlord's other funds and accounts. Landlord shall not be required to pay interest to Tenant on any security deposit while in Landlord's possession and control.

    4.4 ADDITIONAL RENT. This Lease was a net lease. All Tenant Charges (as defined in Section 4.5) and other costs, charges and expenses which Tenant was required to pay as Additional Rent by this Lease, arising out of or in connection with this Lease or the ownership or operation of the Premises except to the extent this Lease explicitly places responsibility for any such cost, charge or expense on Landlord, shall be Additional Rent.

    4.5 DEFINITION OF OPERATING EXPENSES. Operating Expenses are intended to be inclusive of all costs incurred in operating and maintaining the Building and all Science Park Common Areas incurred by Landlord on account of operating and maintenance of the Building and Science Park Common Areas and the real property on which it was situated, except franchise, states, inheritance, net income and excess profits taxes of Landlord, depreciation on the Building, interest on and capital retirement of Landlord's mortgage loans and costs chargeable by Landlord directly to specific Tenants. Landlord agrees to make reasonable efforts to minimize operating costs insofar as such efforts are not

* second month rent for interim space (refer to Exhibit "H")



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inconsistent with Landlord's intent to operating and maintaining the Building and Common Area in the Science Park in a first-class Manner. Operating expenses may include, but shall not be limited to:

    4.5.1 All taxes, assessments, purchases, water and sewer rents, and other governmental impositions and charges whatsoever which may create a statutory lien upon the Leased Premises, the Building or Science Park Common Area, which are assessed, levied or imposed during the term of this Lease, surcharges levied upon or assessed against parking space or areas, and any tax, levy or license fee measured by the rent payable to Tenant under this Lease which may be in lieu of or in addition to current taxes (except Landlord's net income taxes) or any obligation to any governmental entity assessed upon Landlord as a result of its ownership or operation and all reasonable costs and expenses incurred by Landlord in contesting or negotiating the same with governmental authority if Landlord, in its reasonable discretion, elects to contest or negotiate the same.

    4.5.2 All costs and expenses to Landlord in maintaining fire and extended coverage insurance, property damage, liability and rent loss insurance, difference in conditions and any other insurance maintained by Landlord covering the use and operation of the Building and Science Park Common Areas, including loss of rent endorsements, the part of any claim required to be paid under the deductible portion of any insurance policies carried by Landlord in connection with the Building (all such insurance shall be in such amounts as Landlord may reasonably determine).

    4.5.3 All costs and expenses of repairing, operating and maintaining the heating, ventilating and air conditioning systems for the Building, including maintenance contracts therefor and the cost of all utilities required in the operating of all such systems, except those required to be paid directly by a tenant of the Building.

    4.5.4 All costs and expense to Landlord in providing standard services and utilities to tenants of the Building, including common area janitorial services, window washing and utilities not separately metered; together with the costs of replacement of electric light bulbs and florescent tubes and ballasts, which Landlord shall have the exclusive right to provide and install at Tenant's sole cost and expense.

    4.5.5 Costs incurred by accountants and experts or other consultants to assist the accountants in making the computations required hereunder.

    4.5.6 All costs and expenses incurred by Landlord in operating, managing, maintaining and repairing the Building and Science Park Common Areas, including all sums expended in connection with the Common Areas for general maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping and janitorial services, window washing, maintenance and repair of elevators, stairways, sidewalks, curbs and Building signs, sprinkler systems, planting and landscaping, lighting and other utilities; maintenance and repair of any fire protection systems, automatic sprinkler systems, lighting systems, storm drainage systems and any other utility systems; cost of all supplies and personnel to implement such services and to police the Building and Science Park Common Areas; rental and/or depreciation of machinery and equipment used in such maintenance and services; security and fire protection services; trash removal services; all costs and expenses pertaining to snow and ice removal, security systems, utilities, premiums and other costs for worker's compensation insurance, wages, withholding taxes, social security taxes, personal property taxes, fees for required licenses and permits, supplies and charges for management of the Building and Science Park Common Areas and an overhead cost equal to five (5%) percent of the total Operating Costs. Costs and expenses incurred by Landlord in operating, managing and maintaining the Building and Science Park Common

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Areas which are incurred exclusively for the benefit of specific tenants of the
Building will be billed accordingly and will not be included within the Operating Expenses. Landlord, however, may cause any or all of said services to be provided by an independent contractor(s).

    4.5.7 Cost of capital improvements, structural repairs or replacements made to the Building in order to conform to changes subsequent to the date of this Lease in any applicable laws, ordinances, rules, regulations, or orders of any governmental or quasi-governmental authority having jurisdiction over the Building or Science Park Common Area or any such capital improvements, structural repairs or replacements designed primarily to reduce Operating Expenses. Expenditures for the foregoing shall be amortized at market rate of return over the useful life of such capital improvement or structural repair or replacement as determined by Landlord's accountants; provided that the amortized amount of any cost-saving improvement shall be limited in any year to the reduction in Operating Expenses realized as a result thereof.

    4.5.8 COLLECTION OF ACTUAL TENANT CHARGES. Unless Landlord exercises the option contained in Section 4.5.9 below for a particular calendar year, Tenant shall pay actual Tenant Charges for each month of such calendar year immediately upon receipt of invoice from Landlord for such monthly Tenant Charges.

    4.5.9 COLLECTION OF TENANT CHARGES BASED ON ESTIMATES. For each calendar year of the Lease Term, Landlord shall reasonably estimate the total Operating Expenses for the following calendar year. In the event the Building occupancy was not one hundred percent (100%), at landlord's option, said Operating Expenses shall be adjusted to equal what the total Operating Expenses would be if the occupancy was one hundred percent (100%). For each year of the Lease Term, Tenant shall pay to Landlord in advance on or before the first day of each month, without demand or notice, one-twelfth (1/12th) of Tenant's share of the estimated annual Operating Expenses. If the term of this Lease commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord on the first day of the term, a sum determined by multiplying one three-hundred sixty-fifth (1/365th) of the Tenant's share of the estimated Operating Expenses by the number of days remaining in the first calendar month of the term. Any change in the Tenant's percentage share resulting from changes in any particular floor area during the term shall be effective as of the first day of the month following the change.

    4.5.10 REESTIMATIONS. At any time from time to time during the term hereof, Landlord may furnish Tenant with written notice of a reestimation of the annual Operating Expenses to reflect more accurately, in Landlord's sole opinion, the current Operating Expenses. Commencing with the first day of the calendar quarter next succeeding delivery of such notice to Tenant, and continuing on the first day of each calendar month during the term (until subsequently reestimated) Tenant shall pay to Landlord one-twelfth (1/12th) of the Tenant's share of the estimated Operating Expenses, as reestimated.

    4.5.11 ANNUAL ADJUSTMENTS. Within a reasonable time following the end of each calendar year during the Term of this Lease, Landlord shall furnish to Tenant an itemized statement certified as correct by Landlord, setting forth the total Operating Expenses for the preceding calendar year, the amount of Tenant's share of such Operating Expenses and the payments made by Tenant with respect to such calendar year. If Tenant's share of the actual Operating Expenses for such year exceeds the payment so made by Tenant, based on the Landlord's estimate, Tenant shall pay Landlord the deficiency within thirty
(30) days after receipt of said statement. If said payments by Tenant, based on Landlord's estimate, exceed Tenant's share of the actual Operating Expenses, Landlord will credit the amount of such overpayment against Tenant's


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next Operating Expense payment due.  Until Tenant receives a statement setting forth the new amounts of Tenant's estimated share of Operating Expenses for the new calendar year, Tenant shall continue to pay at the rate being paid for the year just completed, but Tenant shall commence payment to Landlord of its new estimated share of Operating Expenses on the basis of said statement beginning on the first day of the month following the month in which said statement was received.

    4.5.12 RECORDS. Landlord agrees to maintain accurate records of the cost of items with respect to which Tenant was required to pay as Additional Rent and to make these records available for inspection by Tenant or its representatives at any time during regular business hours after reasonable notice from Tenant.

SECTION 5.   REPAIRS AND MAINTENANCE.

    5.1 LANDLORD'S RESPONSIBILITIES. The following shall be the responsibility of the Landlord:

    (a) Repairs, maintenance and replacement of the roof and gutters, exterior walls (including painting); bearing walls, structural members and foundations of the Building.
    (b) Repairs and maintenance of, and removal of snow and ice from sidewalks, driveways, curbs, parking areas and areas used in common by Tenant and Landlord or tenants of other parts of the Building.
    (c) Repairs and maintenance of water, sewage, gas, electrical and mechanical systems.
    (d)  Repairs and maintenance of heating, ventilating and air conditioning
(HVAC) systems which service the Premises as well as other parts of the Building.
    (e)  Maintenance of landscaping for the land described on Exhibit A.
    (f)  Provisions of janitorial service for Building Common Areas.

Although performance of the foregoing was the responsibility of Landlord, the cost of all of the foregoing shall be a Tenant Charge shared on proportionate basis by Tenant as set forth in Section 4. Except as set forth in Section 5.1, Landlord shall not otherwise be required to repair or maintain the Premises or perform-any other duties with respect to the Premises.

    5.2 TENANT'S RESPONSIBILITIES. The following shall be the responsibility of Tenant:

    (a) Repair and maintenance of the interior of the Premises, including without limitation keeping the interior of the Premises in a clean and sanitary condition free of debris; janitorial service for the Premises which will be arranged for by Tenant with Landlords approval, which will not be unreasonably withheld; repair and maintenance of all plumbing within the Premises and repair of any damage resulting from water leaks; and replacement of all glass in windows or doors of the Premises which become cracked or broken.
    (b) Any repair necessitated by the wrongful act, negligence or breach of or default under this Lease of or by Tenant, its agents, employees or invitees.
    (c) Any repairs or alterations required in order for Tenant to comply with Rules and Regulations as set forth in Exhibit G.
    (d) All repairs to and maintenance of the Premises other than repairs and maintenance required in Section 5.

    5.3 REIMBURSEMENT FOR REPAIRS ASSUMED. If Tenant fails or refuses to make repairs which are required to be made by Tenant by this Section 5, Landlord will provided Tenant with a written notice stating repairs to be made. Tenant shall have ten (10) calendar days in which to complete said repairs. In the event Tenant again fails to complete


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repairs following receipt of Notice, Landlord may make the repairs and charge the costs of such repairs to Tenant. Such expenditures by Landlord shall be reimbursed by Tenant on demand together with interest as set forth in Section
23.16 from the date of expenditure by Landlord until repayment in full.

    5.4   DUTY TO MAKE REPAIRS.   The duty of the Landlord to make repairs
shall not mature until a reasonable time after Landlord has received notice in writing from Tenant of the repairs that are required.

    SECTION 6.   UTILITIES.   Tenant shall pay all utility charges with respect
to the Premises, including but not limited to water, sewer, gas, electricity (including utilities servicing all central HVAC systems servicing the Premises), telephone, and garbage removal ("Utilities"). Electricity, except to Common Areas and central HVAC systems, shall be separately metered. If the Utilities are not separately metered and Landlord is billed directly and pays for any of these charges, Tenant shall pay its proportionate share of such charges as set forth in Section 4.4.

    SECTION 7.   TAXES AND ASSESSMENTS.

    7.1   PAYMENT OF PROPORTIONATE SHARE.   Tenant shall be liable for payment
of its proportionate share of all current assessments, taxes, fees, levies and other similar charges (all of the foregoing herein called "Taxes") imposed by any governmental jurisdiction against the Premises, the Building or the land described on Exhibit A, either directly or indirectly.

Tenant's proportionate share shall be as set forth in Section 4.4.9. Tenant's proportionate share of any Taxes shall be based only on that portion of the Taxes which was allocable to the Premises during the Term. For these purposes, an assessment related to a local improvement district shall be deemed to have a useful life of ten (10) years and Tenant's proportionate share shall be equal to a fraction the numerator of which was the remainder of the Term and the denominator of which is ten (10) years. Tenant shall pay all taxes levied on or with respect to personal property located on the Premises.

    7.2   TAXES ON RENT.   If, at any time during the Term of this Lease
under the laws of the United States Government, the State of Oregon, or any political subdivision thereof in which the Premises are located, a tax or excise on rent, or any other tax however described, was levied or assessed by any such political body against Landlord on account of rent payable to Landlord hereunder, such tax or excise shall be considered for the purpose of this Lease a real property tax payable by Tenant. If real estate taxes are withdrawn in whole or in part and any substitute tax is made therefor, such tax shall in any event for the purpose of this Lease be considered a real property tax, a proportionate share of which shall be paid by Tenant, regardless of the source from which it is collected. Nothing in this Section 7 is intended to require Tenant to pay any income, franchise, or excess profits tax of Landlord.

SECTION 8.   ALTERATIONS AND ADDITIONS.

    8.1   LANDLORD'S CONSENT REQUIRED.   Tenant shall not make any alterations
or additions to the Leased Premises without first procuring Landlord's written consent, which shall not be unreasonably withheld. Only after obtaining such consent, Tenant shall cause the work to be done promptly and in a good and workmanlike manner and in accordance with the plans and specifications submitted to Landlord and such rules and regulations as may be established by Landlord. Landlord's' consent notwithstanding, all work shall be performed in accordance with applicable building codes and governmental regulations. All work done and material supplied shall be done or supplied only by contractors



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approved by Landlord, and Landlord shall have the right to grant such approval conditionally or to withdraw the same at any time.

    8.2 SURRENDER AT END OF TERM. Any alterations, additions and improvements made by Tenant on the Leased Premises, except Tenant's trade fixtures, shall at once, when made, become the property of Landlord and remain upon and be surrendered with the Leased Premises at the expiration of the Lease Term, unless Landlord directs Tenant to remove the same within fifteen (15) days after the expiration of the Lease Term. In no event shall Tenant alter the exterior of the Leased Premises or make any change or alteration which would impair the structural soundness of the Building.

    8.3   PAYMENT FOR WORK.   All costs of any such work shall be paid promptly
by Tenant so as to avoid the assertion of any mechanic's lien filed against the Leased Premises or the Building within thirty (30) days after the receipt of notice thereof, and shall promptly inform Landlord of any such notice. If the lien was not discharged within said thirty (30) day period, Landlord shall have the right, but not the obligation, to discharge said lien by payment, bonding or otherwise, and the costs and expense to Landlord of obtaining such discharge shall be paid to Landlord by Tenant on demand as Additional Rent. Landlord shall have the right at any time and from time to time to post and maintain on the Leased Premises such notices as Landlord deems necessary to protect the Leased Premises from mechanics liens.

SECTION 9.   INSURANCE.

    9.1   LIABILITY, PROPERTY DAMAGE AND WORKER'S COMPENSATION.   Tenant
shall, at all times during the Lease Term or any extension thereof, and at its own cost and expense, procure and maintain in force worker's compensation insurance, bodily injury liability and property damage liability insurance adequate to protect Landlord and naming Landlord, any persons, firms or corporation designated by Landlord, any mortgagee of the Building of whose identity Tenant was notified, as additional insureds, against liability for injury or death of any person in connection with the use, operation or condition of the Lease Premises. Such property damage and bodily injury liability insurance shall at all times be in a combined limit of not less than $1,000,000.00 on an occurrence basis for bodily injury and property damage. The limits of such insurance shall not limit the liability of Tenant.

    9.2   PROPERTY INSURANCE.   Landlord shall maintain fire and extended
coverage (including vandalism and malicious mischief) insurance on the Building in the amount of the full insurable replacement cost of the Building. Landlord shall have the right to place on the Building any other insurance as Landlord shall deem necessary. Tenant shall bear the expense of any insurance insuring the property of Tenant and Tenant Improvements on the Premises against such risks. As additional rent for the Premises, Tenant shall reimburse Landlord for Tenant's proportionate share of the cost of all insurance maintained by Landlord with respect to the Building as set forth in Section 4.5.2.

    9.3   WAIVER OF SUBROGATION.   Tenant and Landlord each waives any and all
right of recovery against the other, or against the officers, partners, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, if and to the extent that such loss or damage was insured against under any insurance policy in force at the time of such loss or damage.


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SECTION 10.   DAMAGE AND DESTRUCTION.

    10.1   PARTIAL DAMAGE.   If the Premises are partly damaged and Section
10.2 does not apply, the Premises shall be repaired by Landlord provided, however, Landlord shall not be required to repair or restore any tenant improvements or additions other than the Initial Tenant Improvements (as defined in Exhibit C); and provided further, Landlord shall be required to make repairs or restoration only to the extent it receives insurance proceeds from either Landlord or Tenant's insurance company sufficient to pay the cost of such repairs and restoration.

    10.2   DESTRUCTION.   If the Premises are destroyed or damaged such that
the cost of repair exceeds seventy-five percent (75%) of the value of the Building before the damage as reasonably determined by Landlord, either party may elect to terminate this Lease as of the date of the damage or destruction by giving written notice to the other party not later than forty-five (45) calendar days following the date of damage, provided however Tenant may not elect to terminate if the damage or destruction was caused by the wrongful act or negligence of Tenant or by the failure by Tenant to comply with any of the provisions of this Lease. In the event the Lease is terminated, all rights and obligations of the parties shall cease as of the date of termination, and Tenant shall be entitled to the reimbursement of any prepaid amounts paid by Tenant and attributable to the anticipated Term. If neither party elects to terminate, Landlord shall proceed to restore the premises to substantially the same form as prior to the damage or destruction provided, however, Landlord shall not be required to repair or restore any tenant improvements or additions other than the Initial Tenant Improvements (as defined in Exhibit C) ; and, provided further, Landlord shall be required to make repairs or restoration only to the extent it receives insurance proceeds sufficient to pay the cost of such repairs or restoration.

    10.3   RENT ABATEMENT.   Rent shall be abated during the repair of any
damage to the pro-rated extent the Premises are untenantable, except that there shall be no rent abatement where the damage occurred as the result of the wrongful act, negligence or failure to comply with any provisions of this Lease of or by Tenant.

SECTION 11.   EMINENT DOMAIN.

    11.1   PARTIAL TAKING.   If a portion of the Premises is condemned and
Section 11.2 below does not apply, this Lease shall continue on the following terms:
    (a) Landlord shall be entitled to all of the proceeds of condemnation, and Tenant shall have no claim against Landlord as a result of the condemnation.
    (b) Landlord shall proceed as soon as reasonably possible to make such repairs and alterations to the Premises as are necessary to restore the remaining Premises to a condition as comparable as reasonably practicable to that existing at the time of the condemnation.
    (c) After the date on which title vests in the condemning authority or an earlier date on which alterations or repairs are commenced by Landlord to restore the balance of the Premises in anticipation of taking, the rent shall be reduced in proportion to the reduction in value of the Premises as an economic unit on account of the partial taking. If the parties are unable to agree upon the amount of the reduction of rent, the amount shall be determined by an acceptable arbitrator on reference by either party. The determination of the arbitrator shall be final and binding on the parties.
    (d) If a portion of Landlord's property not included in the Premises is taken and severance damages are awarded on account of the Premises, or an award is made for detriment to the Premises as a result of activity by a public body not involving a physical taking of any portion of the Premises, this shall be regarded as a partial condemnation to which Section 11.1(a) and Section 11.1(c) apply, and the rent shall be reduced to the extent of reduction in rental value of the Premises as though a portion had been physically taken.



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    11.2   TOTAL TAKING.   If a condemning authority takes all of the Premises
or a portion sufficient to render the remaining Premises reasonably unsuitable for the use which Tenant was then making of the Premises, this Lease shall terminate as of the date the title vests in the condemning authorities. Landlord shall be entitled to all of the proceeds of condemnation, and Tenant shall have no claim against Landlord as a result of the condemnation.

    11.3   SALE IN LIEU OF CONDEMNATION.   Sale of all or part of the Premises
to a purchaser with the power of eminent domain in the face of a threat or probability of the exercise of the power shall be treated for the purposes of this Section 11 as a taking by condemnation.

SECTION 12.   LIENS AND INDEMNIFICATION.

    12.1   LIENS.
    (a) Except with respect to activities for which Landlord is responsible, Tenant shall pay when due all claims for work done on and for services rendered or material furnished to the Premises and shall keep the Premises, the Building and the land described on Exhibit A free from any liens. If Tenant fails to pay any such claims or to discharge any lien, Landlord may do so and collect the cost as additional rent. Any amount so added shall bear interest as set forth in Section 23.16 from the date expended by Landlord until payment in full and shall be payable on demand. Such action by Landlord shall not constitute a waiver of any right or remedy which Landlord may have on account of Tenant's default.
    (b) Tenant may withhold payment of any claim in connection with a good faith dispute over the obligation to pay so long as Landlord's property interests are not jeopardized and the amount claimed is contested in good faith by appropriate proceedings. If a lien is filed as a result of nonpayment, Tenant shall, within ten (10) calendar days after Tenant learns of the filing, secure the discharge of the lien or deposit with Landlord cash or sufficient corporate surety bond or other surety satisfactory to Landlord in an amount sufficient to discharge the lien, plus any costs, attorney fees, and other charges that could accrue as a result of a foreclosure or sale under the lien.

    12.2 INDEMNIFICATION. Tenant shall indemnify and hold harmless Landlord from and against any claim, loss, or liability arising out of or related to any activity of Tenant on the Premises or any condition of the Premises in the possession or under the control of Tenant. Landlord shall have no liability to Tenant for any loss or damage caused by third parties or by any condition of the Premises.

SECTION 13.   QUIET ENJOYMENT.   Landlord will defend Tenant's right to quiet
enjoyment of the Premises from the lawful claims of all persons during the Term.

SECTION 14.   ASSIGNMENT AND SUBLETTING.

    14.1   LANDLORD'S CONSENT REQUIRED.   Tenant shall not voluntarily or by
operation of law or otherwise, assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting by Tenant without such consent shall be void and shall constitute a breach of an default under this Lease. Landlord shall not be deemed unreasonably to have withheld consent if Landlord has sought but not obtained any required consent of a lender to Landlord, a partner of Landlord, or shareholder of Landlord.

    14.2 NO RELEASE OF TENANT.   Regardless of Landlord's consent, no
subletting or assignment shall release Tenant of its obligations hereunder to pay the rent and perform all other obligations to be



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performed by Tenant hereunder.  The provisions of this Lease shall be binding upon any assignee, transferee, mortgagee sublessee or holder of any encumbrance on or with respect to this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

    14.3   RIGHT TO TERMINATE.   Notwithstanding anything contained hereinabove
in this Section 14 to the contrary, in the event Tenant requests Landlord's consent to sublet fifty percent (50%) or more of the Premises or to assign fifty percent (50%) or more of its interest in this Lease, Landlord shall have the right to: (1) consent to such subletting or assignment in its sole discretion;
(2) refuse to grant such consent in its sole discretion; or (3) refuse to grant such consent and terminate this Lease as to the portion of the Premises with respect to which such consent was requested; provided, however, that if Landlord refuses to grant such consent and elects to terminate the Lease as to such portion of the Premises, Tenant shall have the right to withdraw its request for such consent within fifteen (15) days after Landlord's exercise of such right to terminate and remain in possession of the Premises under the terms and conditions hereof. In the event the Lease is terminated as set forth herein, such termination shall be effective as of the date set forth in a written notice from Landlord to Tenant, which date shall in no event be more than thirty (30) days following such notice.

    14.4   DOCUMENTATION.   All documents utilized by Tenant is evidence any
subletting or assignment to which Landlord has consented shall be subject to prior written approval by Landlord or its counsel. Tenant shall pay, as Additional Rent, all Landlord's costs and expenses, including reasonable attorneys' fees, incurred in determining whether or not to consent to any requested subletting or assignment and in reviewing and approving such documentation.

SECTION 15.   DEFAULT.   The following shall be defaults under and breaches of
this Lease:

    15.1   DEFAULT IN RENT.   Failure of Tenant to pay any Base Rent (as
defined 4.2), Additional Rent (as defined 4.4), Taxes (as defined Section 7) or other charges within five (5) calendar days after it was due.

    15.2   VIOLATION OF SECTION 14.   Any attempted assignment, transfer,
mortgage, encumbrance or subletting in violation of Section 14.

    15.3   DEFAULT IN OTHER COVENANTS.   Failure of Tenant to comply with any
term or condition or fulfill any obligation of this Lease (other than the payment of Rent or other charges and compliance with Section 14) within twenty
(20) calendar days after written notice by Landlord specifying the nature of the default with reasonable particularity. If the default is of such a nature that it cannot be completely remedied within the twenty (20) calendar day period, this provision shall be complied with if Tenant begins correction of the default within the twenty (20) calendar day period and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as practicable to prosecute the same to completion.

    15.4   BANKRUPTCY, ETC.   An assignment by Tenant for the benefit of
creditors; the filing by Tenant of a voluntary petition in bankruptcy; an adjudication that Tenant is bankrupt or the appointment of a receiver of the properties of Tenant; the filing of any involuntary petition of bankruptcy and failure of Tenant to secure a dismissal of the petition within thirty (30) calendar days after filing; attachment of or the levying of execution on the leasehold interest of Tenant in the Premises and failure of Tenant to secure discharge of the attachment or release



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of the levy of execution within ten (10) days after the making thereof.  If
Tenant consists of two or more individuals or business entities, the events of default specified in this Section 15.4 shall apply to each individual and each business entity.


    15.5   ABANDONMENT.   Failure of Tenant for thirty (3) calendar days or
more to occupy the Premises for one or more of the purposes permitted under this Lease unless such failure was excused under other provisions of this Lease, which failure constitute an abandonment of the Premises.

    SECTION 16.   REMEDIES ON DEFAULT.

    16.1   TERMINATION.   In the event of a default, this Lease may be
terminated at the option of Landlord by Landlord's giving written notice to Tenant. If the Lease was not terminated by election of Landlord or otherwise, Landlord shall be entitled to recover damages from Tenant for the default. If the Lease was terminated, Tenant's liability to Landlord for damages shall survive such termination, and Landlord may re-enter, take possession of the Premises, and remove any persons or property by legal action or by self-help with the use of reasonable force and without liability for damages to Tenant, its property, any other persons, and/or their property.

    16.2   RELETTING.   Following reentry or abandonment, Landlord may relet
the Premises and in that connection may make any suitable alterations or refurbish the Premises, or both, or change the character or use of the Premises, but Landlord shall not be required to relet for any use or purpose other than that specified in the Lease or which Landlord may reasonably consider injurious to the Premises, or to any tenant which Landlord may reasonably consider objectionable. Landlord may relet all or part of the Premises, alone or in conjunction with other properties, for a term longer or shorter than the term of this Lease, upon any reasonable terms and conditions, including the granting of some rent-free occupancy or other rent concessions.

    16.3   DAMAGES.   In the event of termination on default, Landlord shall be
entitled to recover immediately, without waiting the due date of any future rent or until the date fixed for expiration of the Term, the following amounts as damages:
    (a) The loss of reasonable rental value from the date of default until a new tenant has been, or with the exercise of reasonable efforts could have been, secured.
    (b) The reasonable costs of reentry reletting including, without limitation, the cost of any clean up, refurbishing, removal of Tenant's property and fixtures, or any other expense occasioned by Tenant's failure to quit the Premises upon termination and to leave them in the required condition, any remodeling costs, attorney fees, court costs, broker commissions, and advertising costs.
    (c) Any excess of the value of the rent and all of Tenant's other obligations under this Lease over the reasonable expected return from the Premises for the period commencing on the earlier of the date of trial or the date the Premises are relet and continuing through the end of the Term. The present value of future amounts will be computed using a discount rate equal to the prime commercial loan rate of United States National Bank of Oregon in effect on the date of trial.

    16.4   RIGHT TO SUE MORE THAN ONCE.   Landlord may sue periodically to
recover damages during the period corresponding to the remainder of the Term, and no action for damages shall bar a later action for damages subsequently accruing.

    16.5   REMEDIES CUMULATIVE.   The foregoing remedies shall be in addition
to and shall not exclude any other remedy available to Landlord under this Lease or applicable law.



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



SECTION 17.   DEFAULT OF LANDLORD.   Landlord shall not be in default unless
Landlord fails to perform obligations required of Landlord within thirty (30) calendar days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) calendar days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) calendar day period and thereafter diligently prosecutes the same to completion.

SECTION 18.   SUBORDINATION.   This Lease, at Landlord's option, shall be
subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the Premises, the Building and/or the land described on Exhibit A, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quite possession of the Premises shall not be disturbed if Tenant was not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease was otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease subordinate to the lien of this mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed subordinate to such mortgage, deed of trust, or ground lease, whether this Lease was dated prior or subsequent to the date of such mortgage, deed of trust or ground lease on the date of recording thereof.

    Tenant agrees to execute, acknowledge and deliver any documents reasonably requested by Landlord including, but not limited to effectuate such subordination or to make this Lease subordinate to the lien of any mortgage, deed of trust or ground lease, as the case may be, and, failing to do so, within fifteen (15) calendar days after written demand from Landlord, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name and stead to do so.

    If any proceedings are brought for foreclosure, or in the event of the exercise of a power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale, or to the Mortgagee or Trustee and shall recognize such purchaser, Mortgagee or Trustee as Landlord under this Lease.

SECTION 19.   PAYMENT AND PERFORMANCE BOND.   At any time Tenant either desires
to or was required to make any repairs, alterations, additions, improvements or utility installations pursuant to this Lease, the cost of which will exceed ten thousand dollars ($10,000.00), Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a payment and performance bond wherein Landlord is named as obligee. Such bond shall be in an amount equal to the total contract amount for the repairs, alterations, improvements, or utility installations.

SECTION 20.   SIGNS AND DIRECTORIES.

    20.1   TENANTS SIGNS.   Tenant shall not install or keep any signs on or
about the Premises without the prior written consent of Landlord, which Landlord in its sole discretion may give or withhold. Tenant shall pay all costs of signs and all costs and expenses of installation of signs. If there is any sign on or about the Premises or Building without the consent of Landlord, Landlord shall be free to remove any such signs and Tenant shall pay Landlord the cost of removal together with interest as set forth in Section 23.16 from date of expenditure until payment was made in full. Tenant shall pay promptly after Landlord invoices Tenant for such costs. If Landlord consents to such signs,



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


Tenant shall repair any damage which alteration or renovation of its signs may cause during or at the expiration of the Term. At the request of Landlord, Tenant at its expense shall remove its signs from the Premises at the termination of this Lease.

    20.2   DIRECTORIES.   After the Commencement Date of this Lease, Landlord
will provide Tenant with signage indicating Tenant's location in the OGC Science Park and in the Building. The location of the Premises shall be designated through a series of identification signs and directories placed at points deemed appropriate throughout the OGC Science Park and in or near the Building. All such identification signs and directories shall be designed and installed at the sole discretion of Landlord. The external signage shall have substantially the design set forth in Exhibit F. Tenant shall bear the expense of this inclusion and maintenance of Tenant's name and location or such signs and such expense shall be treated as a Tenant Charge as set forth in Section 23.16.

    SECTION 21.   SURRENDER AT TERMINATION.

    21.1 CONDITION OF PREMISES. Upon expiration of the Term or earlier termination on account of default, Tenant shall deliver all keys to Landlord and surrender the premises in good condition, normal wear excepted, and with the floors cleaned and waxed and carpets professionally cleaned. Alterations and improvements constructed by Tenant with permission of Landlord shall not be removed or restored to the original condition unless the terms of such approval was so stated to allow for or requires such removal.

    21.2   FIXTURES.
    (a) All fixtures placed upon the Premises during the Term, other than Tenant's trade fixtures, shall, at Landlord's option, become the property of Landlord. If Landlord elects, Tenant shall remove any or all fixtures which would otherwise remain the property of Landlord, and shall repair any physical damage resulting from the removal. If Tenant fails to remove such fixtures, Landlord may do so and charge the cost to Tenant with interest as set forth in
Section 23.16 from the date of expenditure until repayment in full.
    (b) Prior to expiration or termination of the Term, Tenant shall remove all furnishings, furniture, and trade fixtures which remain its property. If Tenant fails to do so, the failure to do so shall be an abandonment of the property, and Landlord may retain the property and all rights of Tenant with respect to it shall cease or, by giving written notice to Tenant within twenty
(20) days after removal was required, Landlord may elect to hold Tenant to its obligation of removal. If Landlord elects to require Tenant to remove, Landlord may effect a removal and place the property in public storage for Tenant's account and expense. Tenant shall be liable to Landlord for the cost of removal, transportation to storage, and storage, with interest as set forth in
Section 23.16 on all such expenses from the date of expenditure by Landlord until repayment in full.

    21.3   HOLDOVER.
    (a) If Tenant does not vacate the Premises at the time required, Landlord shall have the option to treat Tenant as a tenant from month to month, subject to all of the provisions of this Lease except the provisions for term and renewal and at a rental rate equal to one hundred fifty percent (150%) of the rent last paid by Tenant during the Term. Failure of Tenant to remove fixtures, furniture, furnishings, or trade fixtures which Tenant is required to remove under this Lease shall constitute a failure to vacate to which this Section 21.3(a) shall apply if the property not removed will substantially interfere with occupancy of the Premises by another tenant or with occupancy by Landlord for any purpose, including preparation for a new tenant.
    (b) If a month to month tenancy results from a holdover by Tenant under this Section 21.3. the tenancy shall be terminable at the



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


end of any monthly rental period on written notice from landlord given at least ten (10) calendar days prior to the termination date which shall be specified in the notice. Tenant waives any notice which would otherwise be provided by law with respect to a month to month tenancy.

SECTION 22.   NO BROKER.   Tenant represents, warrants and covenants that no
broker, except NORRIS & STEVENS, was instrumental in bringing about or consummating this Lease and that Tenant had no conversations, negotiations or agreements with any broker, except NORRIS & STEVENS, concerning the leasing of the Premises. Tenant agrees to indemnify and hold harmless Landlord from and against any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorney fees and expenses, arising out of any conversations, negotiations or agreements of Tenant with any broker except NORRIS & STEVENS.

SECTION 23.   MISCELLANEOUS.

    23.1  MEMORANDUM OF LEASE.   Tenant shall not record this Lease.  If
requested by Landlord, simultaneously with execution and delivery hereof or at any later time designated by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a Memorandum of Lease suitable for recording. In its sole and unlimited discretion, Landlord may record or not record such Memorandum of Lease. Such Memorandum of Lease shall not be deemed to change or otherwise affect any of the provisions of this Lease.

    23.2   ESTOPPEL CERTIFICATE.
    (a) Tenant shall at any time, upon at least ten (10) calendar days written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing in form and substance satisfactory to Landlord (i) certifying that this Lease was unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. If requested by Landlord, such Certificate shall be in the form attached hereto as Exhibit D. If requested by Landlord, Tenant shall also furnish Landlord with a certificate of Tenant's secretary as to corporate resolutions in the form attached hereto as Exhibit E.
    (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that (i) this Lease was in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, and (iii) not more than two (2) months' rent has been paid in advance.
    (c) If Landlord desires to finance, refinance, sell or otherwise transfer the Premises, the Building or the land described on Exhibit A, or any part thereof, Tenant hereby agrees to deliver to Landlord, any lender, buyer or other party participating in a transfer designated by Landlord such financial statements of Tenant as may be reasonably required by Landlord or such lender or other transferee. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth, and shall be returned after review.

    23.3   LANDLORD'S INTERESTS.   "Landlord" as used herein shall mean only
the owner or owners at the time in question of the Landlord's interest in the Premises. In the event of any transfer of title to the Premises, Landlord herein named (and, in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of



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


    23.13   SUCCESSION.   This Lease shall be binding upon and inure to the
benefit of the parties, their respective permitted successors and assigns.

    23.14 LANDLORD'S RIGHT TO CURE DEFAULTS. If Tenant fails to perform any obligation or duty under this Lease, Landlord shall have the option to do so after at least thirty (30) calendar days written notice to Tenant. All of Landlord's expenditures to correct the default shall be reimbursed by Tenant on demand with interest as set forth in Section 23.16 from the date of expenditure by Landlord until payment in full.

    23.15   ENTRY FOR INSPECTION.
    (a) Landlord shall have the right to enter upon the Premises during business hours, or at other times by prior arrangement, to determine Tenant's compliance with this Lease, to determine the necessity of repair or maintenance, to make necessary repairs to the Building or to the Premises, or to show the Premises to any prospective tenant or purchaser, and in addition shall have the right during business hours, or at other times by prior arrangement, during the last two months of the Term of this Lease, to place and maintain upon the Building or the Premises notices for leasing or selling of the Building or the Premises.
    (b) Landlord shall have the right to enter upon the Premises at any time in the event of an emergency.

    23.16 INTEREST ON RENT AND OTHER CHARGES OR EXPENDITURES. Any rent or other payment required to be made by Tenant by this Lease shall, if not paid when due, bear interest at a variable rate equal to the United States National Bank of Oregon's prime commercial rate as adopted from time to time plus two percent (2%) (but in no event greater than the maximum interest rate allowed under applicable law).

    23.17   PRORATION OF RENT.   In the event of commencement or termination of
this Lease at a time other than the beginning or end of one of the specified rental periods, then rent shall be prorated as of the date of commencement or termination.

    23.18   AMENDMENTS TO STATUES, ETC.   Reference in this Lease to any
particular law, statute, ordinance, rule, regulation or administrative order includes reference to any successors or amendments thereto.

    23.19 GOVERNING LAW. This Lease shall be governed as to validity and interpretation by the laws of the State of Oregon.

    IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first hereinabove written.

TENANT                                 LANDLORD
- ------                                 --------
Claremont Consulting Group,            AmberJack, LTD., an Arizona
- -----------------------------          Corporation
Inc., an Oregon Corporation
- -----------------------------
                                       By:   Birtcher Properties
                                       Its:  Property Manager

By:  /s/Paul G. Mardesich                    By: /s/ Mike Yee
    ----------------------                 ----------------------------
Its:  Vice President                   Its:  Regional Executive Manager

      --------------------                   --------------------------
Date: November 27, 1991                Date: November 27, 1991
      --------------------                   --------------------------

                                       By:  /s/ Linda Wallthau
                                            ---------------------------
                                       Its:  Chief Operating Officer
                                             --------------------------
                                       Date: December 17, 1991
                                             --------------------------


Lease Agreement  Claremont Consulting Group                              18

                                      EXHIBIT A

                                 (November 27, 1991)

    Re: Tenant:    CLAREMONT CONSULTING GROUP, INC

    Premises:      Suite 210
                   1600 NW Compton Drive
                   Beaverton, Oregon


                                  LEGAL DESCRIPTION


Legal Description of D-2 Area
Prepared by Wilsey & Ham (File 4-2615-0205)
September 28, 1987


A tract of land located in the Northwest 1/4 of Section 36, Township 1 North, Range 2 West, Willamette Meridian, Washington County, Oregon, being more particularly described as follows:

Beginning at a point on the southerly right of way of N.W. Walker Road, said point bearing South 01 DEG. 41'53" West 923.92 feet and North 6l DEG. 43'35" West 390.82 feet from the north 1/4 corner of said Section 36; thence South 28 DEG. 16'25" West 180.51 feet; thence South 72 DEG.28'45" West 68.19 feet; thence 13.00 feet along the arc of a 50.00 foot radius curve to the left through a central angle of 14 DEG. 53'49" (the long chord bears South 07 DEG. 53'22" East 12.96 feet); thence 72.86 feet along the arc of a 335.57 foot radius curve to the right through a central angle of 12 DEG.26'23" (the long chord bears South 09 DEG. 07'6" East 72.71 feet); thence 13.31 feet along the arc of a 10.00 foot radius curve to the right through a central angle of 76 DEG. 13'45" (the long chord bears South 35 DEG. 12'58" West 12.34 feet); thence 69.91 feet along the arc of a 446.00 foot radius curve to the right through a central angle of 08 DEG.58'52" (the long cord bears South 77 DEG. 46'09" West 69.55 feet); thence North OO DEG.O1'52" West 7.99 feet; thence
306.34 feet along the arc of a 259.75 foot radius curve to the left through a central angle of 67 DEG. 34'22" (the long chord bears North 33 DEG. 49'03" West 288.89 feet); thence North 67 DEG. 36'14" West 10.00 feet; thence South 22 DEG. 23'46" West 173.75 feet; thence North 67 DEG. 36'14" West
262.53 feet; thence 43.86 feet along the arc of a 24.00 foot radius curve to the left through a central angle of 104 DEG. 42'07" (the long chord bears South 60 DEG. 02'42" West 38.00 feet) ; thence North 06 DEG. 24'04" East
81.86 feet; thence 124.23 feet along the arc of a 1814.00 foot radius curve to the left through a central angle of 03 DEG. 55'26" (the long chord bears North 03 DEG. 08'47" East 124.21 feet); thence 9.23 feet along the arc of a
10.00 foot radius curve to the right through a central angle of 52 DEG. 52'42" (the long chord bears North 27 DEG. 37'23" East 8.90 feet); thence
9.32 feet along the arc of a 10.00 foot radius curve to the left through a central angle of 53 DEG. 22'58" (the long chord bears North 27 DEG. 22'17" East 8.98 feet); thence North 37 DEG. 56'54" East 281.96 feet to a point on a southerly right of way of N.W. Walker Road; thence South 55 DEG. 13'36" East along said southerly right of way 338.00 feet; thence South 61 DEG. 43'35" East 283.04 feet to the POINT OF BEGINNING. Contains 5.028 acres.

Lease Agreement  Claremont Consulting Group                               19

                                      EXHIBIT B

                                 (November 27, 1991)

Re: Tenant:        CLAREMONT CONSULTING GROUP INC.
    Premises:      Suite 210
                   1600 NW Compton Drive
                   Beaverton, Oregon


                                      FLOOR PLAN








OGC Science Park
Building D2
Suite 210
1600 NW Compton Drive
Beaverton, Oregon 97006




                                     [FLOOR PLAN]


                              Claremont Consulting Group
                                  Proposed Premises
                                      Suite 210





Lease Agreement - Claremont Consulting Group                           20

                                      EXHIBIT C

                                 (November 27, 1991)

Re: Tenant:        CLAREMONT CONSULTING GROUP, INC.
Premises:          Suite 210
                   1600 NW Compton Drive
                   Beaverton, Oregon

                                 TENANT IMPROVEMENTS

Concurrently herewith, the undersigned Tenant and Landlord have executed a Lease covering the Premises (the provisions of said Lease are hereby incorporated by reference as if fully set forth herein). In consideration of the execution of said Lease, Landlord and Tenant mutually agree as follows:

Landlord and Tenant acknowledge and agree that the Landlord is investing $15.00 per rentable sq. ft. in constructing alterations and improvements to the Premises ("Tenant Improvements") requested by the Tenant.

Tenant Improvements shall consist of permanent walls, doors, door frames and hardware, ceiling, floor covering, electrical distribution from the mechanical/electrical rooms to the point of need, including electrical switches, outlets, lighting, heating ventilation and air conditions (HVAC) and other permanent improvements that may be required, subject to the Landlord's approval. The Tenant Improvements shall also include any and all architectural fees, consultants fees, permit fees, system development fees, contractor's overhead and general conditions, construction documentation, engineering, project management and supervision costs, space planning services that relate to said improvements, and other Tenant Improvements not specifically excluded. Exclusions shall include any non-permanent improvements, furniture, and tenant equipment.

TENANT'S CONSTRUCTION DEPOSIT - Contemporaneously with Tenant and Landlord's approval of a final space plan and budget for the design and construction of the Tenant Improvements to the Premises:

    A. Tenant shall cause to be delivered to Landlord, as security for Tenant's obligation to pay to Landlord the balance of the cost for the Tenant Improvements, a payment to Landlord equal to the balance of the cost of the Tenant Improvements as defined in the approved Tenant Improvement budget ("Tenant's Construction Deposit"). This payment is in addition to funds otherwise deposited with the Landlord as Tenant's Security Deposit pursuant to the terms of this Lease.

    B. Upon completion of the Tenant Improvement construction, and receipt of an Occupancy Permit, Landlord will reconcile the Tenant Improvement budget and return to Tenant any funds remaining in the Tenant's Construction Deposit.

INSTALLATION OF THE TENANT IMPROVEMENTS

    A. Landlord agrees to improve the Premises in accordance with plans and specifications to be approved by Tenant and Landlord. Landlord shall hire the designers and contractors and construct the improvements. All improvements are subject to the codes of all jurisdictions having control over this work.

    B. The Tenant Improvement construction schedule is dependent upon final execution of this Lease Agreement. The preliminary construction schedule is as follows:




Lease Agreement - Claremont Consulting Group                              21

         Design Start                  December 1, 1991
         Submit for Permit             December 21, 1991
         Begin Construction            January 6. 1992
         Complete Construction         March 1, 1992

    C. The Landlord warrants material, labor and workmanship for the period of one year from the date of Notice of Completion and to the extent a like warranty is extended to the Landlord from the Contractor(s).


Lease Agreement - Claremont Consulting Group                              22

                                      EXHIBIT D

                                 (November 27, 1991)

Re: Tenant:   Claremont Consulting Group, Inc.

Premises:     Suite 210
              1600 NW Compton Drive
              Beaverton, Oregon


                NONDISTURBANCE ATTORNMENT, AND SUBORDINATION AGREEMENT
                          AND TENANT'S ESTOPPEL CERTIFICATE


DATE:         _____________,  19__
BETWEEN:      ___________________________    ("Tenant")
AND:          ___________________________    ("Lender")


    Tenant is party to a lease (the "Lease") dated _______________, 19_ pursuant to which Tenant has leased (from "Landlord") approximately _____________ square feet of space (the "Premises") in the OGC Science Park, Building ___________________, located at ______________ in Hillsboro,
Washington County, Oregon on the real property described on the attached Exhibit A (the "Property").

    Lender has agreed to make a loan in the amount of $________ (the "Loan") to Landlord, which will be secured by a deed of trust on the Property (the "Deed of Trust").

    As a condition to making the Loan, Lender has required that the Lease be subordinated to the lien of the Deed of Trust. Tenant desires to be assured of continued occupancy of the Premises in the event of a foreclosure of the Deed of Trust or in the event Lender otherwise succeeds to the interest of Landlord in the Property.

    NOW, THEREFORE, in consideration of the Premises and the mutual covenants set forth in this Nondisturbance, Attornment, and Subordination Agreement and Tenant's Estoppel Certificate (the "Agreement"), and intending to be legally bound, the parties agree as follows:

    1. ESTOPPEL PROVISIONS. Tenant, understanding that Lender will be relying thereon in making the Loan, hereby represents and certifies to Lender as follows:

    1.1 The Lease is in full force and effect, has not been assigned, and is unmodified except as indicated on the attached Exhibit B;

    1.2 The term of the Lease has commenced, Tenant has accepted possession of the Premises, and any improvements to the Premises required by the terms of the Lease to be made by Landlord have been completed;

    1.3 Except as set forth on Exhibit B, the full amount of rent specified in the Lease is accruing (i.e., any free or reduced rent period has terminated), no rent or additional rent has been paid more than one month in advance, and Landlord holds no security deposit except ________________. Rent has been paid up to and including the month of _________________, 19__;




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


    1.4 Tenant has no charge, lien, defense, or claim or offset under the Lease or against the payment of rent or other charges due or to become due under the Lease; and

    1.5 Landlord is not in breach or default of any term or condition of the Lease.

    2. COVENANTS OF TENANT. Tenant agrees that, unless Lender's prior consent is obtained, Tenant will not (a) pay any rent or additional rent more than one month in advance of its due date, (b) modify or amend the Lease, or (c) consent to a termination of the Lease. Tenant further agrees not to seek or terminate the Lease as a result of any breach thereof by Landlord without giving Lender ten (10) days prior written notice of an opportunity to cure such breach.

    3. NONDISTURBANCE. In exercising any rights arising under the Deed of Trust or any instrument modifying or amending the same or entered into in substitution or replacement thereof, Lender shall not disturb or deprive Tenant in or of its possession of the Premises under the Lease; provided that the Lease is then in full force and effect and Tenant is not in default thereunder; and provided further that in no event shall Lender be:

         3.1  Liable for any act or omission of Landlord;

         3.2 Subject to or liable for any charges, liens, defenses, or offsets which Tenant might be entitled to assert against Landlord;

         3.3 Bound by any payment of rent or additional rent made by Tenant for more than one month in advance or liable to Tenant for any security deposit not actually received by Lender; or

         3.4 Bound by any modification or amendment to the Lease which was neither disclosed to Lender on Exhibit B nor consented to by Lender under
Section 2.

    4. ATTORNMENT. In the event it becomes necessary to foreclose the Deed of Trust, Lender agrees not to join Tenant in any foreclosure proceedings, so long as Tenant is not then in default under the Lease, unless failure to join Tenant would impair Lender's ability to exercise its remedies against Landlord under the Deed of Trust. In the event such joinder is necessary despite the absence of any default under the Lease, such joinder shall not extinguish or interfere with Tenant's rights under the Lease, including, without limitation, Tenant's right to possession of the Premises. Subject to the provisions of this Agreement, Tenant agrees (a) to attorn to Lender or any other party obtaining title to the Property pursuant to any remedy provided in the Deed of Trust or a deed in lieu of foreclosure thereof, (b) to recognize Lender or such other party as Landlord under the Lease, (c) that the Lease shall continue in full force and effect as a Lease between Tenant and Lender or such other party, and (d) to execute an agreement of attornment upon request of Lender or such other party.

    5. SUBORDINATION. Tenant agrees that the Lease shall be and remain at all times subordinate to the lien of the Deed of Trust. The priority of the Deed of Trust shall in no way be affected by (a) any extension in the time of payment or performance of any obligation secured by the Deed of Trust, (b) the exchange or modification of any such obligation, (c) the release of any other security for any such obligation, or (d) the settlement or compromise of any claim with respect to any such obligation.

    6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and assigns.

    7. SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable, the other provisions of this Agreement and the application of such provision to other persons or circumstances shall



Lease Agreement - Claremont Consulting Group                             24
not be affected thereby and each provision of this Agreement shall be enforceable to the maximum extent permitted by applicable law.

    B. ATTORNEYS' FEES. In the event a suit or action is instituted to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover such amount as the court may adjudge reasonable as attorneys' fees and costs of litigation at trail or on any appeal, in addition to all other amounts provided by law.

    9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

    10. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be considered an original and both of which together shall constitute one and the same agreement.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first written above.

    Tenant:                            _______________________________________

                                       _______________________________________

                                       By  ___________________________________

                                       Its____________________________________

    Lender:                            _______________________________________

                                       _______________________________________

                                       By  ___________________________________

                                       Its  __________________________________


STATE OF OREGON          )
                         ) ss.
County of ______________ )

    The foregoing instrument was acknowledged before me this _________________ day of _____________ 19_____ by ____________________, who is _________________
of______________________, an Oregon corporation, on behalf of the corporation.




                                  ____________________________________
                                  Notary Public for Oregon
                                  My Commission Expires ______________


STATE OF  _____________      )
                             ) ss.
County of _____________      )

    The foregoing instrument was acknowledged before me this _____ day of 19__ by ___________________, who is _____________________ of _________________,
    a[n] __________________ corporation, on behalf of the corporation.



                                  ____________________________________
                                  Notary Public for Oregon
                                  My Commission Expires ______________






Lease Agreement - Claremont Consulting Group                                 25

                                      EXHIBIT E

                                 (November 27, 1991)

Re: Tenant:        CLAREMONT CONSULTING GROUP, INC.

Premises:          Suite 210
                   1600 NW Compton Drive
                   Beaverton, Oregon


                                CORPORATION RESOLUTION



    RESOLVED, that Paul G. Mardesich, the Vice President of the Corporation and/or Steven L. Darrow, the President of the Corporation are hereby authorized to sign on behalf of Claremont Consulting Group, Inc., an Oregon Corporation, the Lease between Birtcher Property, Manager for AmberJack, Ltd., "Landlord" and Claremont Consulting Group, Inc., "Tenant" dated November 27, 1991. We further authorize his/her/their signature on a Nondisturbance, Attornment, and Subordination Agreement and Tenant's Estoppel Certificate from this corporation to Birtcher Properties, Manager for AmberJack, Ltd. and its assigns.

    I certify that the above resolution was duly passed at a special and/or general meeting of the Board of Directors of Claremont Consulting Group, Inc., held on November 26, 1991, at which were present, and voting, a majority of the directors; that the Resolution has not been altered or amended subsequent to its adoption and that said Resolution is now in full force and effect.

                                                 By
                                                      Steven L. Darrow
                                                      ------------------------
                                                 Date
                                                      11/26/91
                                                      ------------------------



    Attest:   Dawn Combs
             ---------------
    Date:     November 26, 1991
             --------------------


Lease Agreement - Claremont Consulting Group                                26

                                      EXHIBIT F

                                 (November 27, 1991)

Re: Tenant:        Claremont Consulting Group, Inc.

Premises:          Suite 210
                   1600 NW Compton Drive
                   Beaverton, Oregon


                                   EXTERIOR SIGNAGE








Lease Agreement - Claremont Consulting Group                              27

                                      EXHIBIT G

                                 (November 27, 1991)

Re: Tenant:        Claremont Consulting Group, Inc.

    Premises:      Suite 210
                   1600 NW Compton Drive
                   Beaverton, Oregon

                                RULES AND REGULATIONS

The following rules and regulations shall apply to the Building and all tenants, their employees and agents, or any others permitted to occupy or enter the Building, or any part thereof, pursuant to a Lease. Tenants will at all times abide by said rules and regulations, to-wit:

    A. The sidewalks, entries, passages, corridors and stairways of the Building shall not be obstructed by any Tenant, or its agents or employees, or used for any purpose other than ingress or egress to and from the Tenant's Premises. Further, no Tenant shall misuse or in any manner damage the landscaped or other Common Areas. No furniture, equipment, or picnic tables or chairs may be placed on such areas.

    B. Furniture, equipment or supplies will be moved in or out of the Building only via the loading dock and facilities designated by Landlord. In the event any Tenant damages any parts of the Building during any such move, such Tenant shall forthwith pay to Land1ord the amount required to repair said damage.

    C. No safe or article, the weight or which may, in the opinion of Landlord, constitute a hazard or damage to the Building or its equipment, shall be moved into the Building without prior written consent of Landlord. If such consent is granted, such article may be moved into the Building and located in Tenant's premises only in the manner designated by Landlord.

    D. No Tenant shall do or permit anything to be done in its Premises, or bring or keep anything therein which would in any way increase the rate of fire insurance on the Building or on property kept therein, or constitute a nuisance or waste, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department or with any insurance policy upon the Building or any part thereof, or conflict with any of the rules or ordinances of the Department of Health of the County in which the Building is located.

    E. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of any Tenant, its agents or employees shall be paid for by such Tenant. No person shall waste water by tying back or wedging the faucets or by any other means.

    F. No animals (other than trained guide dogs) shall be allowed in the Building. No person shall disturb the occupants of this or adjoining buildings or premises by the use of any radio, sound equipment or musical instrument or by making of loud or improper noises.

    G. There shall be no obstruction of sidewalks, entrances, common roadways or drives, or truck loading areas of the Building. Further, no unlicensed vehicles may be parked in any common parking or drives, or truck loading areas of the Building and no vehicles or bicycles may.be stored in any Common Areas, except where designated.

    H. No Tenant shall allow anything to be placed on the outside of the Building, other than permitted signs, and then only to the extent expressly provided in a Lease, nor shall anything be thrown by any




Lease Agreement - Claremont Consulting Group                            28

Tenant, its agents or employees, out of the windows or doors or down the corridors of the Building. Landlord shall have the right to remove all non-permitted signs, or any furniture, equipment or supplies located in any Common Areas without notice to the Tenant which is responsible therefor and at the expense of such Tenant.

    I. No additional lock(s) shall be placed by any Tenant on any exterior door in the Building. A reasonable number of keys to a Tenant's Premises will be furnished to such Tenant by Landlord, and neither Tenant nor its agents or employees, shall have any duplicate keys made. Additionally, Tenant shall not alter any existing lock(s) without the prior written approval of Landlord. At the termination of Tenant's Lease, it shall promptly return to Landlord all keys to offices, warehouse space or vaults.

    J. No awning shall be placed over the windows, except with the prior written consent of Landlord.

    K. If any Tenant desires telegraphic, telephonic, heavy equipment or other electric connections utilizing other than standard 110-volt connections, Landlord or its agents will direct the electricians as to where and how the wires may be introduced, and without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at such Tenant's expense.

    L. Landlord shall at all times have the right, by its officers or agents, to enter the Premises and show the same to persons wishing to lease them, and may at any time within six (6) months immediately preceding the termination of this tenancy place upon the doors and windows of the Premises the notice "For Rent", which notice shall not be removed by Tenant.

    M. Tenant shall comply with all applicable laws and regulations of any public authority affecting the Premises or the use thereof, and correct at Tenant's expense and failure to comply created through Tenant's fault or by reason of Tenant's use.

    N. Except with the prior written consent of Landlord, no tenant shall conduct any retail sales in or from the Premises, or any business other than that specifically provided for in the Lease.

    0. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to a tenant or its employees. If reasonably necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building. The term "personal goods or services vendors" means persons who periodically enter the Building for the purpose of selling goods or services to a tenant, other than goods or services which are used by a tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoeshining services.


    P. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substances of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the Tenant.




Lease Agreement - Claremont Consulting Group                              29

    Q. In order to maintain the outward professional appearance of the Building, all window coverings to be installed at the Premises shall be subject to Landlord's prior approval. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by Tenant.

    R. No cooking shall be done or permitted by Tenant on the Premises other than (i) in a cafeteria operated in compliance with law and applicable covenants affecting the Premises, or (ii) the use of a microwave oven for food or Underwriter's Laboratory approved equipment for brewing coffee, tea, and similar beverages, provided that the use is in compliance with law. Offices in the Building shall not be used for the storage of merchandise or for lodging.

    S. Tenant shall not lay linoleum or other similar floor covering so that the same be affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant by whom, or by those agents, clerks, employees or visitors, the damage have been caused.

    T. Tenant shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building.


Landlord may reasonably amend, modify, delete or add new and additional rules and regulations regarding the use and care of the Premises leased to Tenants and the Building of which such Premises are a part. All Tenants shall comply with all such rules and regulations upon notice thereof to them from Landlord. Any breach by a Tenant of any rules and regulations herein set forth or any amendments, modifications or additions thereto, shall constitute a default by such Tenant under its lease agreement and Landlord shall have all rights and remedies set forth therein.



Lease Agreement - Claremont Consulting Group                                30

                                      EXHIBIT H

                                 (November 27, 1991)

Re: Tenant:             Claremont Consulting Group, Inc.

    Premises:           Suite 210
                        1600 NW Compton Drive
                        Beaverton, Oregon


                               INTERIM SPACE AGREEMENT


Landlord will provide Tenant the use of temporary space on the third floor of OGC Science Park Building D-2 ("Interim Space") during the design and construction of the Tenant's Premises. The terms and conditions of the use of the Interim Space are governed by this Lease Agreement, and are in full force and effect, with the exception of the following:

Interim Space:          2,622 rentable sq. ft.

Term: November 27, 1991 to February 29, 1992 or until the Tenant's Premises is "Ready for Occupancy" (see Section 2.1). This Interim Space Agreement will expire March 31, 1992.

Rent:                   Rent for the Interim Space shall be as follows:

                        $0.00 sq. ft. commencing December 1, 1991
                        $0.45 sq. ft. commencing January 1, 1992
                        $0.90 sq. ft. commencing February 1, 1992

                        The rent for the Interim Space is a "full service" rent that includes the costs of utilities, operations, common areas, and janitorial expenses.

Tenant Improvements:    The space is "as is" and no Tenant Improvements will be
                        provided by the Landlord.


                                     [FLOOR PLAN]

                                     Building D-2
                                      3rd Level







Lease Agreement - Claremont Consulting Group                           31

                                      EXHIBIT I

                                 (November 27, 1991)

Re: Tenant:        Claremont Consulting Group, Inc.

    Premises:      Suite 210
                   1600 NW Compton Drive
                   Beaverton, Oregon




                    RIGHT OF FIRST OFFER TO LEASE ADDITIONAL SPACE

Provided Tenant is not in default and has performed all of its obligations hereunder, Tenant shall have the first offer to lease additional space on the second floor of the Building, as shown below, as it becomes available for leasing during the first thirty (30) months of the Term ("First Offer").

Landlord agrees that during the initial thirty (30) months of the Term, Landlord will not lease the offer space (see floor plan map) on the second floor of the building to any third party unless (a) Landlord has made an offer, in writing, to lease such space to Tenant at a rent and upon terms and conditions the same as, or least as favorable, those to the third party and (b) Tenant has not accepted such offer within three (3) calendar days after Landlord has made such offer to Tenant.

In the event Tenant declines or fails to elect so to lease such space, then the First offer hereby granted shall automatically terminate and shall thereafter be null and void as to the offer space.

It is understood that this First Offer shall not be construed to prevent any tenant in the Building from extending or renewing its Lease.

The First offer hereby granted is personal to Claremont Consulting Group, Inc. and it not transferable; in the event of any assignment or subletting under this Lease, this First Offer shall automatically terminate and shall thereafter be null and void.

                                     [FLOOR PLAN]


                              Claremont Consulting Group
                                 Premises - Suite 210



Lease Agreement - Claremont Consulting Group                               32

                                LEASE AMENDMENT NO.  1
                                          TO
                                 LEASE AGREEMENT FOR
                           CLAREMONT CONSULTING GROUP, INC.
                                DATED NOVEMBER 27,1991


This Lease Amendment No. 1 is made as of this 9th day of March, 1992 by and between Birtcher Properties, Manager for AmberJack, Ltd. ("Landlord") and Claremont Consulting Group, Inc. ("Tenant") having offices at 1600 NW Compton Drive, Suite 210, Beaverton, Oregon 97006.

Landlord and Tenant wish to modify the Lease. In consideration of the mutual promises herein contained, the parties agree as follows:

    1. The square footage identified in Section 1. 1 (Grant of Premises) shall be changed from 3,976 rentable square feet to 7,379 rentable square feet (or an increase of 3,403 square feet).

    2. The lease term identified in Section 2.1 (Basic Term) shall be revised to commence May 1, 1992 and terminate April 30, 1996.

    3. Monthly rental rates per square foot will remain the same, however, due to the increased square footage, the monthly rates will be changed to:

        ----------------------------------------------------------------------
                                                           TOTAL MONTHLY BASE
                                  MONTHLY BASE RENT        RENT ASSUMING
         MONTHS DURING TERM       PER RENTABLE SQ. FT.     RENTABLE SQ FT.
        -------------------       --------------------     -------------------
              1 - 12                   $ 0.71                   $ 5,239.09
        -------------------       --------------------     -------------------
              13 - 24                  $ 0.74                   $ 5,460.46
        -------------------       --------------------     -------------------
              25 - 36                  $ 0.77                   $ 5,681.83
        -------------------       --------------------     -------------------
              37 - 48                  $ 0.80                   $ 5,903.20
        -------------------       --------------------     -------------------
        ----------------------------------------------------------------------

    4. The security deposit identified in Section 4.3 (Security Deposit) shall increase to a total of $5,903.20 upon execution of this Lease Amendment #1.

    5. Exhibit "B" (Floor Plan) shall be replaced with Exhibit "B.1" as a result of change of premises.

    6. The schedule for improvements identified in Exhibit "C" (Tenant Improvements) shall be revised to:

              Design Start:            January 15, 1992
              Submit for Permit:       February 7, 1992
              Begin Construction:      March 9, 1992
              Complete Construction:   April 30, 1992

    7.   Exhibit "H" (Interim Space Agreement) shall be amended as follows:

         A.   Term will end on April 30, 1992.
         B.   Rental rate for March and April 1992 shall be as follows:

              $1.00 sq. ft. commencing March 1, 1992
              $1.05 sq. ft. commencing April 1, 1992.



Lease Amendment No. 1 - Claremont Consulting Group
Page 1

    8. Exhibit "I" (Right of First Offer to Lease Additional Space) shall be replaced with Exhibit "I. 1" as a result of change of premises and, therefore, offer space.

All other provisions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the day and year first hereinabove written.


TENANT                                      LANDLORD

CLAREMONT CONSULTING GROUP.                 AmberJack, Ltd., an Arizona
INC., an Oregon Corporation                 Corporation

                                            By:  Birtcher Properties
                                            Its: Property Manager

    By: /s/ Paul G. Mardesich                By:  /s/ L. Wallthau
        ----------------------                  --------------------------
    Its: Secretary / Treasurer              Its: Chief Operating Officer
         ---------------------                  --------------------------
    Date: March 10, 1992                    Date: March 24, 1992
          --------------------                    ------------------------
                                            By:  /s/ Mike Yee
                                                 -------------------------
                                            Its: Regional Executive Manager

                                            Date: March 30, 1992



Lease Amendment No. 1 - Claremont Consulting Group
Page 2

                                     EXHIBIT B. 1


Re: Tenant:             Claremont Consulting Group, Inc.

    Premises:           Suite 210
                        1600 NW Compton Drive
                        Beaverton, Oregon




                                     [FLOOR PLAN]





                                     [FLOOR PLAN]








Lease Amendment No. 1 - Claremont Consulting Group
Page 3

                                     EXHIBIT 1.1


Re: Tenant:             Claremont Consulting Group, Inc.
    Premises:           Suite 210
                        1600 NW Compton Drive
                        Beaverton, Oregon

                    RIGHT OF FIRST OFFER TO LEASE ADDITIONAL SPACE



                                     [FLOOR PLAN]








Lease Amendment No. 1   -   Claremont Consulting Group
Page 4

                                LEASE AMENDMENT NO. 2
                                          TO
                                 LEASE AGREEMENT FOR
                           CLAREMONT CONSULTING GROUP, INC.
                                  DATED May 13, 1992




This Lease Amendment No. 2 is made as of this 29th day of April, 1992 by and between Birtcher Properties, Manager for AmberJack, Ltd. ("Landlord") and Claremont Consulting Group, Inc. ("Tenant") having offices at 1600 NW Compton Drive, Suite 210, Beaverton, Oregon 97006.


Landlord and Tenant wish to modify the Lease. In consideration of the mutual promises herein contained, the parties agree as follows:


    1. The lease term identified in Section 2.1 (Basic Term) shall be revised to commence May 16, 1992 and terminate April 30, 1996.


    2. Monthly rental rates per square foot will remain the same, however, due to the revised commencement date, the monthly rates will be changed to:

                                                            TOTAL MONTHLY BASE
                                  MONTHLY BASE RENT           RENT ASSUMING
MONTHS DURING TERM               PER RENTABLE SQ. FT.        RENTABLE SQ. FT.
- --------------------------------------------------------------------------------
    May 16, 1992- May 31,                $ 0.71                 $ 2,704.04
            1992
- --------------------------------------------------------------------------------
    June 1, 1992-April 30, 1993          $ 0.71                 $ 5,239.09
- --------------------------------------------------------------------------------
    May 1,  1993-April 30, 1994          $ 0.74                 $ 5,460.46
- --------------------------------------------------------------------------------
    May 1,  1994-April 30, 1995          $ 0.77                 $ 5,681.83
- --------------------------------------------------------------------------------
    May 1,  1995-April 30, 1996          $ 0.80                 $ 5,903.20
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


3.  Exhibit "H" (Interim Space Agreement) shall be amended as follows:

    A.   Term will end on May 15, 1992.

    B. Rental rate for May 1 - 15, 1992 shall be $1.05 per sq. ft. per month (prorated for the period to $1,332.15).


All other provisions of the Lease shall remain in full force and effect.


Lease Amendment No. 2 - Claremont Consulting Group
Page 1

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the day and year first hereinabove written.

TENANT                            LANDLORD

CLAREMONT CONSULTING GROUP,       AmberJack, Ltd., an Arizona
INC., an Oregon Corporation        Corporation

                                  By:   Birtcher Properties
                                  Its:  Property Manager



By: /s/ Terry D. Murphy           By:  /s/  Linda Wallthau
   -----------------------           -----------------------


Its: Vice President Finance       Its:  Chief Operating Officer
     -----------------------            ---------------------------

Date: 10/9/92                     Date: 1/8/93
     -----------------------            ---------------------------


                                  By:  /s/ Mike Yee
                                       ---------------------------


                                  Its: Regional Executive Manager
                                       ---------------------------


                                  Date: 10/12/92
                                       ---------------------------


Lease Amendment No. 2 - Claremont Consulting Group
Page 2

                                LEASE AMENDMENT NO. 3
                                          TO
                      LEASE AGREEMENT DATED NOVEMBER 27,1991 FOR
                              CLAREMONT CONSULTING GROUP
               AND AMENDED BY LEASE AMENDMENT NO. 1 DATED MARCH 9,1992
               AND AMENDED BY LEASE AMENDMENT NO. 2 DATED APRIL 29,1992


This Lease Amendment No. 3 is made as of this 27th day of July, 1992 by and between Birtcher Properties, Manager for AmberJack, Ltd. ("Landlord") and Claremont Consulting Group, Inc. ("Tenant") having offices at 1600 N.W. Compton Drive, Suite 210, Beaverton, Oregon 97006.

Landlord and Tenant wish to modify the Lease. In consideration of the mutual promises herein contained, the parties agree as follows:

    1. Landlord shall amortize $19,181 of additional tenant improvements for the original design and construction of Tenant's Premises ("Extra T.I.'s"). The Extra T.I.'s will be amortized through the term of August 1, 1992 to April 1, 1996 at a 10% annualized interest rate. Tenant will pay forty-five (45) installments of $512.90 on the first of each month to cover the cost of the Extra T.I.'s.

    2. All other terms, conditions, and provisions of the Lease shall continue to be in full force and effect.



TENANT                            LANDLORD

Claremont Consulting Group, Inc.  Birtcher Properties, Manager for
                                  AmberJack, Ltd.




By: /s/ Terry D. Murphy            By:  /s/ Linda Wallthau
    -----------------------            ---------------------------


Its: Vice President Finance        Its: Chief Operating Officer
     -----------------------            --------------------------

Date: 10/9/92                      Date: 1/8/93
     -----------------------            --------------------------


                                   By:  /s/ Mike Yee
                                       ---------------------------


                                   Its: Regional Executive Manager
                                       ---------------------------


                                   Date: 10/12/92
                                       -----------------------

Lease Amendment No. 2 - Claremont Consulting Group
Page 1

                                LEASE AMENDMENT NO. 4
                                          TO
                  LEASE AGREEMENT DATED NOVEMBER 27, 1991, AS AMENDED



    This Lease Amendment No. 4 is made and entered into the 9th day of November, 1994 by and between BIRTCHER PROPERTY SERVICES, a California corporation, as Manager for AMBERJACK, LTD., an Arizona corporation (hereinafter referred to as "Landlord") and CLAREMONT CONSULTING GROUP, INC. (hereinafter referred to as "Tenant") having offices at 1600 N.W. Compton Drive, Suite 210, Beaverton, Oregon 97006.


    Landlord and Tenant wish to modify the Lease. In consideration of the mutual promises herein contained, the parties agree as follows:


    1. Tenant's name, identified in paragraph one of the Lease Agreement as CLAREMONT CONSULTING GROUP, INC. shall be changed to CLAREMONT TECHNOLOGY GROUP, INC., in accordance with the Articles of Amendment filed with the State of Oregon, Corporation Division, on April 30, 1993.

    2. Section 4.5.6 shall be amended to include the following sentence: The overhead cost equal to five percent (5%) of the total operating expense costs shall not be applied to the shared electrical meter between Suites 210 and 212.

All other terms, conditions and provisions of the Lease Agreement shall continue to be in full force and effect.


    IN WITNESS WHEREOF, the parties have executed this Amendment No.4 as of the day and year first hereinabove written.


TENANT                              LANDLORD

CLAREMONT TECHNOLOGY                AmberJack, Ltd., an Arizona
- ----------------------------------  Corporation
GROUP, INC., an Oregon Corporation
- ----------------------------------
                                    By:   Birtcher Property Services
                                    Its:  Property Manager



By: /s/ Terry D. Murphy             By:  /s/ Bruce R. Birkeland
    ---------------------------          -----------------------
      Terry D. Murphy                     BRUCE R. BIRKELAND, CPM
Its:  Vice President of Finance     Its: CHIEF OPERATING OFFICER
     --------------------------          -----------------------

Date: 11/11/94                      Date: 12/21/94
     --------------------------          -----------------------


                                    By:  /s/ Lynda L. Bettini
                                         -----------------------
                                          LYNDA L. BETTINI, CPM
                                    Its: DIRECTOR OF PROPERTIES
                                         -----------------------

                                    Date: 12/21/94
                                         -----------------------

                               AMENDMENT NO. 5 TO LEASE

1.  PARTIES

    This Amendment No.5 to Lease (the "Fifth Amendment") is executed this 22nd day of February, 1996,and is by and between AMBERJACK, LTD.,an Arizona corporation (hereinafter referred to as "Landlord") and CLAREMONT TECHNOLOGY GROUP, INC., an Oregon Corporation (hereinafter referred to as "Tenant").


2.  RECITALS

    Landlord and Tenant entered into that certain Lease dated November 27
1991 as amended by Lease Amendment No. 1 dated March 9, 1992, Lease Amendment No. 2 dated April 29, 1992, Lease Amendment No. 3 dated July 27, 1992 and Lease Amendment No. 4 dated November 9, 1994. (collectively the "Lease") for those certain premises described in the Lease (the "Premises").

    Landlord and Tenant wish to further amend the Lease as follows:


3.  SECTION 1. PREMISES

    1.1 GRANT OF PREMISES. The square footage shall be amended to 7,575 rentable square feet effective May 1, 1996.


4.  SECTION 2. TERM

    2.1 BASIC TERM. The term for the renewal period shall commence May l, 1996 and terminate April 30, 1999.


5. SECTION 3.  USE

    3.1 PERMITTED USE. The Premises will be used and occupied for administrative offices for a consulting firm.


6.  SECTION 4.  RENT

    4.2 BASE RENT. The Base Rent for the renewal term shall be $0.72 per rentable square foot.


7. EXHIBIT C - TENANT IMPROVEMENTS. Landlord will modify the Premises in accordance with a mutually acceptable floor plan and work letter at a cost not to exceed $11,362.50 (approximately $1.50 per rentable square foot) inclusive of space planning fees. All improvements will meet AmberGlen building standard finishes, and will exclude furniture, equipment, fixtures, or other items of personal property whether or not physically attached to the building. All improvements will be subject to Landlord's approval of final plans and specifications.


Fifth Amendment to Lease
Page 1

8. EXHIBIT I - OPPORTUNITY FOR EXPANSION. Tenant shall have the opportunity to expand into Suite 212, currently occupied by Birtcher Property Services, totalling 3,586 rentable square feet (the "Expansion Premises"). Tenant will provide Landlord with written notice of its intent to occupy the Expansion Premises an or before July 31, 1996 or Tenant's opportunity to expand shall become null and void.

    Upon receipt of written notice from Tenant, Landlord will make arrangements to relocate Birtcher Property Services to another office within AmberGlen Business Center. If Tenant improvements are required, the process of relocating Birtcher Property Services may take ninety (90) days. Once Suite 212 is vacated, construction of required Tenant improvements for the Expansion Premises may begin.

    The Lease term for the Expansion Premises shall commence upon completion of Tenant improvements and terminate April 30, 1999, however, in no event shall the Lease term for the Expansion Premises be less than thirty (30) months. If, when Tenant occupies the Expansion Premises, less than thirty (30) months remains on the Lease Term, then the Lease for both the Original Premises of 7,575 rentable square feet and the Expansion Premises shall be extended from April 30, 1999 to terminate thirty (30) months from the date of occupancy of the Expansion Premises.

    The Base Rent for the Expansion Premises shall be $0.72 per rentable square feet. For the Expansion Premises of 3,586 rentable square feet, an allowance of $5.00 per rentable square foot will be provided for Tenant improvements upon the same terms and conditions as indicated In item 7 above.

9.  MISCELLANEOUS

    Except to the extent this Lease his been modified by this Fifth Amendment, the remaining terms and conditions of the Lease shall remain unmodified and in full force and effect.

    The defined terms used in this Fifth Amendment, as indicated by the first letter of a word being capitalized, shall have the same meaning in this Fifth Amendment as such terms and provisions In the Lease.

10. EXECUTION

         This Fifth Amendment shall be deemed effective as of the date first written above.

"TENANT"                            "LANDLORD"

CLAREMONT TECHNOLOGY                AMBERJACK, LTD., an Arizona
- ----------------------------------  Corporation
GROUP, INC., an Oregon Corporation
- ----------------------------------


By: /s/ Paul G. Mardesich            By:  /s/ Michael S. Buzar
     -----------------------             -----------------------
                                            MICHAEL S. BUZAR
Its: Sr. Vice President             Its: SENIOR VICE PRESIDENT
     -----------------------             -----------------------

Date: March 12, 1996                Date: 4/16/96
     -----------------------             -----------------------


By:                                 By:  /s/ Lynda L. Bettini
     -----------------------             -----------------------
                                          LYNDA L. BETTINI, CPM
Its:                                Its: DIRECTOR OF PROPERTIES
     -----------------------             -----------------------

Date:                               Date: 4/12/96
     -----------------------             -----------------------


Fifth Amendment to Lease
Page 2

                                FLOORPLAN EXHIBIT FOR
                           EXPANSION PREMISES OF SUITE 212



                   [Architectural drawing of premises (Suite 212)]


Fifth Amendment to Lease
Page 3